UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

WESTERN ASSET

TOTAL RETURN

UNCONSTRAINED FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Total Return Unconstrained Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Total Return Unconstrained Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Western Asset Total Return Unconstrained Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. According to the U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Western Asset Total Return Unconstrained Fund

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook, which was released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly above three percent in 2013, the same as in 2012. This is less than forecast in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

Western Asset Total Return Unconstrained Fund	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September 2012, the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

VI	Western Asset Total Return Unconstrained Fund

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationvi Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvii fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended June 30, 2013. Aside from a brief rally in April 2013, the asset class fell during the other five months of the reporting period. This weakness was triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix fell 8.22% over the six months ended June 30, 2013.

Performance review

For the six months ended June 30, 2013, Class I shares of Western Asset Total Return Unconstrained Fund returned 0.15%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index and the BofA

Western Asset Total Return Unconstrained Fund	VII

Investment commentary (cont’d)

Merrill Lynch Constant Maturity 3-Month LIBOR Indexx, returned -2.44% and 0.15%, respectively, for the same period. The Lipper Absolute Return Funds Category Average1 returned 0.58% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Total Return Unconstrained Fund:
Class A	-0.01%
Class C	-0.41%
Class FI	0.03%
Class R	-0.16%
Class I	0.15%
Class IS	0.17%
Barclays U.S. Aggregate Index	-2.44%
BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index	0.15%
Lipper Absolute Return Funds Category Average[1]	0.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2013 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.36%, 0.57%, 1.43%, 1.08%, 1.67% and 1.75%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class FI shares would have been 1.37%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.19%, 2.10%, 1.20%, 1.58%, 0.90% and 0.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.20% for Class FI shares, 1.50% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 389 funds in the Fund’s Lipper category, and excluding sales charges.

VIII	Western Asset Total Return Unconstrained Fund

Directors’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual operating expenses are not expected to exceed 1.15%, 0.90% and 0.85% for Class FI, Class I and Class IS shares, respectively, These arrangements are expected to continue until April 30, 2014 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Total Return Unconstrained Fund	IX

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii[i]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]

The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

X	Western Asset Total Return Unconstrained Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives, such as forward foreign currency contracts, futures contracts, written options and swaps contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.01%	$1,000.00	$999.90	1.20%	$5.95	Class A	5.00%	$1,000.00	$1,018.84	1.20%	$6.01
Class C	-0.41	1,000.00	995.90	1.97	9.75	Class C	5.00	1,000.00	1,015.03	1.97	9.84
Class FI	0.03	1,000.00	1,000.30	1.12	5.55	Class FI	5.00	1,000.00	1,019.24	1.12	5.61
Class R	-0.16	1,000.00	998.40	1.50	7.43	Class R	5.00	1,000.00	1,017.36	1.50	7.50
Class I	0.15	1,000.00	1,001.50	0.87	4.32	Class I	5.00	1,000.00	1,020.48	0.87	4.36
Class IS	0.17	1,000.00	1,001.70	0.83	4.12	Class IS	5.00	1,000.00	1,020.68	0.83	4.16

2	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

4	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2013

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 30.3%
Consumer Discretionary — 3.3%
Auto Components — 0.2%
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	1,000,000	$1,029,675	(a)
Automobiles — 1.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	220,000	242,825
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	790,000	791,739	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	730,000	642,101
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	240,000	260,187
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,898,475
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,090,000	2,517,557
Hyundai Capital America, Senior Notes	2.125%	10/2/17	170,000	164,353	(a)
Total Automobiles				6,517,237
Hotels, Restaurants & Leisure — 0.0%
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	149,275
Household Durables — 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	38,889
Media — 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	420,000	458,850
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000	1,042,500
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	87,667
Comcast Corp., Senior Notes	6.300%	11/15/17	1,000,000	1,181,551
Comcast Corp., Senior Notes	5.700%	5/15/18	950,000	1,107,279
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,200,000	1,293,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,050,000	1,176,000
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	810,000	946,855
News America Inc., Senior Notes	6.650%	11/15/37	50,000	57,537
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,830,000	1,752,502
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	70,000	61,515
UBM PLC, Notes	5.750%	11/3/20	920,000	932,638	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	290,000	274,050	(a)
Total Media				10,371,944
Total Consumer Discretionary				18,107,020
Consumer Staples — 1.7%
Beverages — 0.5%
Heineken NV, Senior Notes	0.800%	10/1/15	2,000,000	1,989,720	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	750,000	763,954	(a)
Total Beverages				2,753,674

See Notes to Financial Statements.

6	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — 0.4%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	600,000	$560,578
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	24,258	25,952	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	37,310	41,719
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	76,742	86,561
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	341,705
Safeway Inc., Senior Debentures	7.250%	2/1/31	110,000	120,670
Safeway Inc., Senior Notes	6.250%	3/15/14	1,000,000	1,035,347
Total Food & Staples Retailing				2,212,532
Food Products — 0.1%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	230,000	259,434
Mondelez International Inc., Senior Notes	5.375%	2/10/20	210,000	235,548
Total Food Products				494,982
Tobacco — 0.7%
Altria Group Inc., Senior Notes	4.125%	9/11/15	1,050,000	1,118,916
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	992,558
Reynolds American Inc., Senior Notes	3.250%	11/1/22	270,000	250,991
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,000,000	1,165,880
Total Tobacco				3,528,345
Total Consumer Staples				8,989,533
Energy — 4.4%
Energy Equipment & Services — 0.6%
CGG, Senior Notes	7.750%	5/15/17	250,000	253,750
Transocean Inc., Senior Notes	4.950%	11/15/15	2,200,000	2,359,700
Transocean Inc., Senior Notes	2.500%	10/15/17	430,000	424,944
Transocean Inc., Senior Notes	6.375%	12/15/21	200,000	224,793
Total Energy Equipment & Services				3,263,187
Oil, Gas & Consumable Fuels — 3.8%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	3,372,000	3,782,285
Apache Corp., Senior Notes	1.750%	4/15/17	780,000	781,055
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	679,358
BP Capital Markets PLC, Senior Notes	3.200%	3/11/16	1,000,000	1,050,732
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	107,250
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	320,000	347,200
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	520,000	546,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	200,000	202,500
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	840,000	907,200	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	560,000	662,200
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	690,000	750,140

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	440,000	$426,800
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	179,316
Kerr-McGee Corp., Notes	7.875%	9/15/31	700,000	874,004
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,126,262
Noble Energy Inc., Senior Notes	4.150%	12/15/21	700,000	722,759
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,000,000	1,002,500
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	2,180,000	1,999,806
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	670,000	673,145
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	310,000	309,709
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	490,000	610,050	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	224,825
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	360,000	383,400
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	236,900
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	570,000	595,650
Samson Investment Co., Senior Notes	10.000%	2/15/20	1,100,000	1,159,125	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	600,000	652,455
Total Oil, Gas & Consumable Fuels				20,992,626
Total Energy				24,255,813
Financials — 10.5%
Capital Markets — 3.3%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	60,000	47,700	(b)
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	500,000	515,361
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	4,400,000	4,592,988
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	2,028,312
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	661,808
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	882,168
Lehman Brothers Holdings Capital Trust VII	5.857%	8/12/13	100,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	(c)(d)(e)(f)
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	5,180,000	5,608,940
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,530,000	1,734,186
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	616,977
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	327,835
UBS AG Stamford CT, Subordinated Notes	5.875%	7/15/16	1,000,000	1,100,936
Total Capital Markets				18,117,211
Commercial Banks — 3.0%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	270,000	273,804	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,760,000	1,813,016

See Notes to Financial Statements.

8	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
BNP Paribas SA, Senior Notes	2.375%	9/14/17	1,460,000	$1,445,400
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,239,175	(a)(b)(g)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	361,800
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,000,000	1,050,229
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	450,000	476,438	(a)(b)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,190,000	1,238,352	(a)(g)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	260,000	263,538
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	933,842	(a)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	2,460,000	2,501,227
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	330,000	337,409
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	470,000	445,895
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	3,730,000	4,192,397
Total Commercial Banks				16,572,522
Consumer Finance — 0.8%
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	270,000	262,575	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	320,000	298,000	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,580,000	1,746,768
SLM Corp., Senior Notes	3.875%	9/10/15	1,700,000	1,717,090
Total Consumer Finance				4,024,433
Diversified Financial Services — 3.0%
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	1,000,000	1,070,964
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	290,000	288,579	(b)(g)
Citigroup Inc., Senior Notes	3.953%	6/15/16	660,000	695,686
Citigroup Inc., Senior Notes	6.875%	3/5/38	410,000	497,179
Citigroup Inc., Subordinated Notes	5.500%	2/15/17	5,570,000	6,091,179
General Electric Capital Corp., Senior Notes	1.000%	1/8/16	2,500,000	2,486,160
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,294,008
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	160,000	197,184
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	62,400	(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,710,000	1,628,775	(b)(g)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	760,000	707,682
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	535,000	(a)(b)
Total Diversified Financial Services				16,554,796
Insurance — 0.4%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	582,444
American International Group Inc., Senior Notes	4.875%	6/1/22	1,000,000	1,065,924

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	$268,674	(a)
Total Insurance				1,917,042
Total Financials				57,186,004
Health Care — 3.3%
Biotechnology — 0.4%
Amgen Inc., Senior Notes	2.500%	11/15/16	1,500,000	1,549,839
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	403,018
Total Biotechnology				1,952,857
Health Care Providers & Services — 2.2%
AmerisourceBergen Corp., Senior Notes	5.875%	9/15/15	50,000	55,195
Express Scripts Inc., Senior Notes	3.125%	5/15/16	4,600,000	4,783,337
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,180,000	1,283,250	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	666,972
HCA Inc., Senior Secured Notes	7.250%	9/15/20	200,000	214,750
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	405,009
Humana Inc., Senior Notes	3.150%	12/1/22	190,000	176,326
Humana Inc., Senior Notes	8.150%	6/15/38	680,000	907,374
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	560,000	522,200	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	510,000	598,965
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,670,148
WellPoint Inc., Senior Notes	1.250%	9/10/15	150,000	150,251
WellPoint Inc., Senior Notes	3.125%	5/15/22	500,000	474,121
Total Health Care Providers & Services				11,907,898
Pharmaceuticals — 0.7%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,500,000	2,502,748	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	650,000	607,842	(a)
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	580,000	573,362	(a)
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	270,000	257,203	(a)
Total Pharmaceuticals				3,941,155
Total Health Care				17,801,910
Industrials — 1.2%
Airlines — 0.4%
Air 2 US, Notes	8.027%	10/1/19	418,182	449,546	(a)
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	153,598	171,262
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	59,796	61,814
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	47,789	50,896

See Notes to Financial Statements.

10	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	834,331	$976,167
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	170,000	174,675	(a)
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	179,487	184,872
Total Airlines				2,069,232
Building Products — 0.2%
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	980,000	1,048,600	(a)
Masco Corp., Senior Debenture	7.125%	8/15/13	50,000	50,250
Total Building Products				1,098,850
Commercial Services & Supplies — 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	328,225
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,140,000	1,022,805	(a)
Machinery — 0.1%
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	917,997
Road & Rail — 0.2%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,307,974	(a)
Total Industrials				6,745,083
Information Technology — 0.5%
Electronic Equipment, Instruments & Components — 0.1%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	254,000	284,163	(a)
IT Services — 0.0%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	210,000	213,675	(a)
Semiconductors & Semiconductor Equipment — 0.4%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,310,000	1,524,985
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	845,999
Total Semiconductors & Semiconductor Equipment				2,370,984
Total Information Technology				2,868,822
Materials — 3.1%
Chemicals — 0.2%
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,348,447
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	420,000	441,000	(a)
Containers & Packaging — 0.5%
Ball Corp., Senior Notes	6.750%	9/15/20	400,000	431,000
Ball Corp., Senior Notes	5.000%	3/15/22	260,000	258,700
Crown Americas LLC/Crown Americas Capital Corp. IV, Senior Notes	4.500%	1/15/23	950,000	895,375	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	500,000	$535,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	140,000	147,000
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	200,000	195,704
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	100,000	96,354
Total Containers & Packaging				2,559,133
Metals & Mining — 2.2%
ArcelorMittal, Senior Notes	5.000%	2/25/17	180,000	182,250
Barrick Gold Corp., Notes	4.100%	5/1/23	700,000	584,819	(a)
Barrick Gold Corp., Senior Notes	2.900%	5/30/16	2,000,000	1,972,804
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	270,000	257,960
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	410,000	395,079
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	180,000	162,251
Evraz Group SA, Notes	6.750%	4/27/18	420,000	402,150	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	850,000	875,500	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	870,000	790,271
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	436,650
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	643,943
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	280,000	265,954
Xstrata Canada Corp., Senior Notes	5.375%	6/1/15	3,600,000	3,802,817
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	680,000	680,215	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	513,984	(a)
Total Metals & Mining				11,966,647
Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	380,000	407,170	(a)
Total Materials				16,722,397
Telecommunication Services — 1.3%
Diversified Telecommunication Services — 0.9%
AT&T Inc., Global Notes	5.500%	2/1/18	1,530,000	1,749,947
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	250,000	230,000	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	470,000	486,450	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	700,000	735,000
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	204,508
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	87,240
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	235,773
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,300,000	1,374,750	(a)
Total Diversified Telecommunication Services				5,103,668

See Notes to Financial Statements.

12	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 0.4%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	370,000	$395,900	(a)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,200,000	1,404,000	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	410,000	424,350	(a)
Total Wireless Telecommunication Services				2,224,250
Total Telecommunication Services				7,327,918
Utilities — 1.0%
Independent Power Producers & Energy Traders — 1.0%
AES Corp., Senior Notes	7.750%	10/15/15	169,000	186,322
AES Corp., Senior Notes	4.875%	5/15/23	350,000	326,375
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	549,000	590,175	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	640,000	681,665	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	7,350	(c)(d)(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	1,480,000	1,635,400	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	750,000	787,500	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	1,013,465
Total Utilities				5,228,252
Total Corporate Bonds & Notes (Cost — $165,065,739)				165,232,752
Asset-Backed Securities — 4.7%
ACE Securities Corp., 2006-GP1 A	0.453%	2/25/31	99,016	89,803	(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.228%	7/25/32	356,004	312,332	(b)
Argent Securities Inc., 2003-W8 M1	1.243%	12/25/33	1,404,662	1,330,201	(b)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,307,561	1,323,905	(d)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	140,339
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.393%	11/25/45	583,582	554,657	(a)(b)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	711,133
Fremont Home Loan Trust, 2006-B 2A2	0.293%	8/25/36	475,258	177,405	(b)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.373%	12/25/36	1,009,514	846,964	(b)
Greenpoint Manufactured Housing, 1999-2 A2	2.959%	3/18/29	325,000	288,890	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.591%	6/19/29	150,000	138,937	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.699%	2/20/30	175,000	150,308	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.699%	2/20/32	275,000	244,643	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.693%	3/13/32	350,000	304,786	(b)
GSAMP Trust, 2004-SEA2 M2	1.443%	3/25/34	3,700,000	2,675,307	(b)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	346,928	26,557
GSAMP Trust, 2006-SEA1 A	0.493%	5/25/36	150,497	147,347	(a)(b)
GSAMP Trust, 2007-FM1 A2C	0.363%	12/25/36	2,025,993	1,039,197	(b)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
GSAMP Trust, 2007-FM1 A2D	0.443%	12/25/36	3,344,800	$1,744,949	(b)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.493%	9/25/36	229,271	211,066	(a)(b)
Indymac Seconds Asset Backed Trust, 2006-A A	0.453%	6/25/36	1,110,822	251,929	(b)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.533%	2/25/36	375,290	362,797	(b)
Lehman XS Trust, 2005-7N 1A1A	0.463%	12/25/35	2,310,034	1,986,322	(b)
Lehman XS Trust, 2006-16N A4B	0.433%	11/25/46	242,749	31,887	(b)
Lehman XS Trust, 2006-GP3 2A2	0.413%	6/25/46	69,841	2,951	(b)
MASTR Specialized Loan Trust, 2006-3 A	0.453%	6/25/46	293,385	230,207	(a)(b)
MASTR Specialized Loan Trust, 2007-1 A	0.563%	1/25/37	280,384	149,606	(a)(b)
Nelnet Student Loan Trust, 2005-4 A4R2	1.057%	3/22/32	2,900,000	2,626,191	(b)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	195,409	191,770	(b)
Option One Mortgage Loan Trust, 2005-1 A4	0.593%	2/25/35	509,136	495,096	(b)
Origen Manufactured Housing, 2007-A A2	2.591%	4/15/37	2,577,223	2,151,110	(b)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	140,400	(a)
RAAC Series, 2005-SP2 2A	0.493%	6/25/44	2,595,452	2,222,011	(b)
RAAC Series, 2006-RP4 A	0.483%	1/25/46	302,277	280,837	(a)(b)
Soundview Home Loan Trust, 2006-EQ1 A3	0.353%	10/25/36	2,451,263	1,936,348	(b)
Total Asset-Backed Securities (Cost — $25,187,052)				25,518,188
Collateralized Mortgage Obligations — 6.3%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.340%	1/25/35	1,262,433	1,257,956	(b)
Banc of America Funding Corp., 2006-D 6A1	5.029%	5/20/36	833,425	684,057	(b)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.623%	7/25/33	17,612	17,066	(b)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.830%	2/25/34	18,311	17,911	(b)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.499%	12/25/33	431,889	427,654	(b)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.873%	9/25/34	90,441	87,533	(b)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.033%	11/25/34	71,683	69,452	(b)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.693%	3/25/35	30,266	29,202	(b)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.827%	1/25/36	299,358	204,996	(b)
Bear Stearns ARM Trust, 2004-12 1A1	2.783%	2/25/35	80,788	68,425	(b)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.353%	12/25/46	751,568	524,027	(b)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.453%	11/25/35	373,815	252,310	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.422%	7/20/35	500,040	417,950	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.492%	11/20/35	300,954	227,225	(b)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.453%	1/25/46	301,205	225,593	(b)
Countrywide Alternative Loan Trust, 2006-OA08 1A2	0.423%	7/25/46	299,219	71,429	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.110%	6/19/31	26,264	25,777	(b)
Countrywide Home Loans, 2003-60 1A1	3.150%	2/25/34	258,678	248,138	(b)

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loans, 2003-HYB1 1A1	2.951%	5/19/33	17,759	$17,493	(b)
Countrywide Home Loans, 2006-3 1A2	0.523%	3/25/36	318,340	105,065	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.643%	6/25/34	127,647	113,618	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.308%	7/15/37	3,547,087	539,031	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.838%	7/25/21	1,837,496	192,678	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.394%	4/25/20	1,127,447	69,575	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.827%	6/25/20	1,154,003	100,075	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.666%	8/25/20	11,186,279	849,889	(b)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.457%	9/25/40	2,360,837	379,673	(b)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	390,543	438,082
Federal National Mortgage Association (FNMA), 2012-083 YS, IO	5.207%	8/25/42	1,577,652	236,262	(b)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.346%	2/25/36	417,053	292,951	(b)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.443%	4/25/36	1,182,834	1,412,304	(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.423%	4/25/36	324,970	194,093	(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.543%	1/25/36	2,297,477	1,884,404	(a)(b)
Harborview Mortgage Loan Trust, 2006-13 A	0.372%	11/19/46	346,070	228,713	(b)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.342%	1/25/47	720,379	546,795	(b)
IMPAC CMB Trust, 2004-5 1A1	0.913%	10/25/34	132,507	128,438	(b)
IMPAC Secured Assets Corp., 2004-3 1A4	0.993%	11/25/34	8,761	8,004	(b)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	184,443	182,833
Lehman Mortgage Trust, 2007-1 2A3, IO	6.437%	2/25/37	4,503,688	1,438,289	(b)
MASTR ARM Trust, 2003-3 3A4	2.273%	9/25/33	1,433,330	1,387,917	(b)
MASTR Reperforming Loan Trust, 2006-1 1A1F	0.553%	7/25/35	3,417,345	2,898,841	(a)(b)
Merit Securities Corp., 11PA B2	1.695%	9/28/32	3,726	3,695	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.070%	5/25/34	342,047	336,292	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.888%	8/25/34	61,890	58,868	(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.803%	3/25/36	380,095	278,504	(b)
Nomura Asset Acceptance Corp., 2006-AF2 4A	4.526%	8/25/36	343,297	234,948	(b)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.623%	8/26/34	1,500,000	1,038,863	(a)(b)
Residential Accredit Loans Inc., 2006-QO3 A1	0.403%	4/25/46	2,117,940	1,069,505	(b)
Residential Accredit Loans Inc., 2006-QO3 A2	0.453%	4/25/46	1,098,650	560,829	(b)
Residential Accredit Loans Inc., 2006-QO3 A3	0.523%	4/25/46	1,538,032	797,877	(b)
Residential Accredit Loans Inc., 2007-QO1 A1	0.343%	2/25/47	2,033,348	1,521,937	(b)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Sequoia Mortgage Trust, 2007-4 4A1	4.942%	7/20/47	1,086,688	$958,611	(b)
Structured ARM Loan Trust, 2004-04 3A2	2.593%	4/25/34	753,429	743,765	(b)
Structured ARM Loan Trust, 2004-07 A1	0.598%	6/25/34	16,451	14,450	(b)
Structured ARM Loan Trust, 2004-17 A1	1.141%	11/25/34	49,024	47,137	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.513%	10/25/35	919,251	776,392	(b)
Structured ARM Loan Trust, 2005-20 4A1	5.386%	10/25/35	1,499,585	1,297,093	(b)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.932%	12/19/33	83,717	77,082	(b)
Structured Asset Securities Corp., 2002-08A 7A1	1.952%	5/25/32	53,452	50,793	(b)
Structured Asset Securities Corp., 2002-11A 1A1	2.049%	6/25/32	9,076	8,825	(b)
Structured Asset Securities Corp., 2002-16A 1A1	2.844%	8/25/32	224,081	219,653	(b)
Structured Asset Securities Corp., 2002-18A 1A1	2.868%	9/25/32	5,816	5,657	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.593%	9/25/33	228,242	208,185	(a)(b)
Structured Asset Securities Corp., 2004-NP2 A	0.543%	6/25/34	2,448,396	2,203,093	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.093%	3/25/44	27,314	25,073	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.143%	5/25/46	2,516,026	1,614,780	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.143%	6/25/46	1,195,632	616,306	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.133%	8/25/46	1,880,637	1,159,087	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.674%	5/25/35	203,559	201,433	(b)
Total Collateralized Mortgage Obligations (Cost — $38,029,381)				34,630,457
Collateralized Senior Loans — 5.2%
Consumer Discretionary — 2.5%
Auto Components — 0.2%
Schaeffler AG, USD Term Loan C	4.250%	1/27/17	1,210,000	1,209,622	(h)
Diversified Consumer Services — 0.2%
ServiceMaster Co., New Term Loan	4.250%	1/31/17	995,000	983,806	(h)
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co., Extended Term Loan B6	5.443%	1/26/18	1,719,818	1,516,879	(h)
CCM Merger Inc., New Term Loan B	5.000%	3/1/17	708,305	705,648	(h)
Dunkin Brands Inc., Term Loan B3	3.750-5.000%	2/14/20	987,904	983,892	(h)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.700%	11/23/16	106,429	106,049	(h)
Las Vegas Sands LLC, Extended Term Loan B	2.700%	11/23/16	425,357	423,838	(h)
Leslie’s Poolmart Inc., New Term Loan B	5.250%	10/16/19	992,780	995,056	(h)
Total Hotels, Restaurants & Leisure				4,731,362

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.6%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.700%	7/5/17	681,914	$504,616	(h)
Getty Images Inc., Term Loan B	4.750%	10/18/19	1,184,050	1,171,322	(h)
Univision Communications Inc., Converted Existing Term Loan	4.500%	3/2/20	728,841	721,552	(h)
Weather Channel, REFI Term Loan B	3.500%	2/13/17	1,000,000	1,000,313	(h)
Total Media				3,397,803
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Extended Term Loan	4.000%	5/16/18	925,000	920,665	(h)
Specialty Retail — 0.5%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	937,929	903,279	(h)
Party City Holdings Inc., REFI Term Loan B	4.250%	7/29/19	1,658,743	1,651,485	(h)
Total Specialty Retail				2,554,764
Total Consumer Discretionary				13,798,022
Consumer Staples — 0.2%
Food Products — 0.2%
Del Monte Foods Co., Term Loan B	4.000%	3/8/18	997,500	992,512	(h)
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Arch Coal Inc., Term Loan B	5.750%	5/16/18	1,192,492	1,183,548	(h)
Chesapeake Energy Corp., New Unsecured Term Loan	5.750%	12/1/17	1,000,000	1,010,139	(h)
Total Energy				2,193,687
Health Care — 0.5%
Health Care Equipment & Supplies — 0.3%
Bausch & Lomb Inc., Term Loan B	4.000%	5/17/19	742,514	746,918	(h)
BSN Medical Acquisition Holdings, Term Loan B	5.000%	7/27/19	500,000	501,667	(h)
Total Health Care Equipment & Supplies				1,248,585
Pharmaceuticals — 0.2%
Par Pharmaceutical Cos. Inc., REFI Term Loan B	4.250%	9/30/19	1,243,750	1,234,199	(h)
Total Health Care				2,482,784
Industrials — 0.2%
Commercial Services & Supplies — 0.0%
Language Line LLC, New Term Loan B	6.250%	6/20/16	255,964	252,764	(h)
Machinery — 0.2%
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	992,500	990,639	(h)
Total Industrials				1,243,403
Information Technology — 0.4%
Internet Software & Services — 0.2%
Ancestry.com Inc., Term Loan	5.250%	12/28/18	940,208	936,212	(h)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — 0.2%
First Data Corp., Extended 2018 Term Loan B	4.193%	3/23/18	612,309		$596,109	(h)
SunGard Data Systems Inc., Term Loan B	4.000%	2/26/16	645,841		646,164	(h)
Total IT Services					1,242,273
Total Information Technology					2,178,485
Materials — 0.4%
Metals & Mining — 0.4%
FMG America Finance Inc., Term Loan	5.250%	10/18/17	2,183,500		2,168,943	(h)
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings S.A., Term Loan B	4.250%	4/2/18	496,244		496,554	(h)
Wireless Telecommunication Services — 0.3%
Telesat LLC, Term Loan B	3.500%	3/28/19	1,485,028		1,482,244	(h)
Total Telecommunication Services					1,978,798
Utilities — 0.2%
Electric Utilities — 0.2%
Equipower Resources Holdings LLC, First Lien Term Loan	5.500%	12/21/18	979,153		993,840	(h)
Independent Power Producers & Energy Traders — 0.0%
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	146,679		149,612	(h)
Total Utilities					1,143,452
Total Collateralized Senior Loans (Cost — $28,500,364)					28,180,086
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost — $45,289)	7.000%	1/31/20	285,000	MXN	30,793	(a)
Mortgage-Backed Securities — 7.4%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	5/1/43-7/1/43	799,867		842,987
FNMA — 6.5%
Federal National Mortgage Association (FNMA)	4.500%	7/15/43	6,400,000		6,772,000	(i)
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	2,397,206		2,520,176
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	1,641,682		1,827,010
Federal National Mortgage Association (FNMA)	2.500%	7/18/28	600,000		603,469	(i)
Federal National Mortgage Association (FNMA)	3.500%	7/15/43	22,100,000		22,434,952	(i)
Federal National Mortgage Association (FNMA)	4.000%	7/15/43	1,200,000		1,250,109	(i)
Total FNMA					35,407,716

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
GNMA — 0.7%
Government National Mortgage Association (GNMA)	3.500%	7/22/43	300,000		$307,734	(i)
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	472,307		508,329
Government National Mortgage Association (GNMA) II	3.500%	7/22/43	3,100,000		3,181,375	(i)
Total GNMA					3,997,438
Total Mortgage-Backed Securities (Cost — $40,517,666)					40,248,141
Municipal Bonds — 1.0%
North Carolina — 0.6%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.351%	10/25/41	3,100,000		3,025,538	(b)
Pennsylvania — 0.4%
Pennsylvania State Higher Education Assistance Agency Revenue, Guaranteed Student Loans	0.244%	6/1/47	1,625,000		1,570,143	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.027%	6/1/47	775,000		748,822	(b)
Total Pennsylvania					2,318,965
Total Municipal Bonds (Cost — $5,073,435)					5,344,503
Non-U.S. Treasury Inflation Protected Securities — 0.3%
Brazil — 0.1%
Brazil Nota do Tesouro Nacional, Notes	6.000%	5/15/15	591,000	BRL	628,914
Sweden — 0.2%
Kingdom of Sweden, Bonds	3.500%	12/1/28	3,500,000	SEK	886,808
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $980,782)					1,515,722
Sovereign Bonds — 1.3%
Brazil — 0.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	443,000	BRL	199,167
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,846,000	BRL	2,558,045
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	575,000	BRL	245,586
Total Brazil					3,002,798
Mexico — 0.8%
Mexican Bonos, Bonds	8.000%	6/11/20	20,430,000	MXN	1,798,681
Mexican Bonos, Bonds	6.500%	6/9/22	29,780,900	MXN	2,415,787
Mexican Bonos, Bonds	10.000%	12/5/24	1,570,000	MXN	163,368
Total Mexico					4,377,836
Total Sovereign Bonds (Cost — $8,254,564)					7,380,634
U.S. Government & Agency Obligations — 17.8%
U.S. Government Obligations — 17.8%
U.S. Treasury Bonds	4.375%	5/15/41	430,000		504,309
U.S. Treasury Bonds	3.125%	11/15/41	2,325,000		2,179,688

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	3.125%	2/15/42	1,790,000	$1,675,888
U.S. Treasury Bonds	3.000%	5/15/42	475,000	432,992
U.S. Treasury Bonds	2.750%	8/15/42	130,000	112,206
U.S. Treasury Bonds	2.750%	11/15/42	120,000	103,463
U.S. Treasury Bonds	3.125%	2/15/43	9,350,000	8,727,645
U.S. Treasury Bonds	2.875%	5/15/43	6,530,000	5,779,050
U.S. Treasury Notes	1.875%	2/28/14	1,520,000	1,537,396
U.S. Treasury Notes	0.250%	9/15/15	80,000	79,675
U.S. Treasury Notes	0.250%	10/15/15	70,000	69,688
U.S. Treasury Notes	1.000%	8/31/16	950,000	957,347
U.S. Treasury Notes	0.750%	6/30/17	890,000	878,875
U.S. Treasury Notes	0.500%	7/31/17	1,670,000	1,629,947
U.S. Treasury Notes	0.750%	10/31/17	2,260,000	2,217,449
U.S. Treasury Notes	0.625%	11/30/17	9,410,000	9,174,016
U.S. Treasury Notes	0.625%	4/30/18	2,800,000	2,705,937
U.S. Treasury Notes	1.250%	4/30/19	24,650,000	24,135,826
U.S. Treasury Notes	1.000%	9/30/19	17,190,000	16,437,937
U.S. Treasury Notes	1.250%	10/31/19	5,140,000	4,985,399
U.S. Treasury Notes	1.125%	12/31/19	6,700,000	6,419,437
U.S. Treasury Notes	1.625%	8/15/22	4,020,000	3,771,576
U.S. Treasury Notes	1.750%	5/15/23	3,140,000	2,940,805
Total U.S. Government & Agency Obligations (Cost — $101,687,373)				97,456,551
U.S. Treasury Inflation Protected Securities — 0.4%
U.S. Treasury Bonds, Inflation Indexed (Cost — $2,245,144)	2.125%	2/15/40	1,613,805	1,961,277

			Shares
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Tropicana Entertainment Inc. (Cost — $284,300)			17,138	253,643	*
Preferred Stocks — 0.8%
Financials — 0.8%
Consumer Finance — 0.8%
GMAC Capital Trust I (Cost — $3,961,616)	8.125%		158,099	4,118,479	(b)

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security		Expiration Date	Contracts	Value
Purchased Options — 0.0%
U.S. Dollar/Euro, Call @ $1.30		7/10/13	24,060,000	$131,699
U.S. Treasury 30-Year Notes, Put @ $133.00		7/5/13	112	82,250
Total Purchased Options (Cost — $376,349)				213,949

			Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	912	26,357	*(d)(e)
Total Investments before Short-Term Investments (Cost — $420,209,054)				412,111,532

Rate		Maturity Date	Face Amount†
Short-Term Investments — 27.8%
U.S. Government Agencies — 7.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.095%	11/18/13	7,000,000	6,998,096	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/9/13	1,280,000	1,279,485	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110%	2/14/14	35,000,000	34,975,640	(j)
Total U.S. Government Agencies (Cost — $43,252,458)				43,253,221
Repurchase Agreements — 19.9%
Bank of America repurchase agreement dated 6/28/13; Proceeds at maturity — $54,400,317; (Fully collateralized by U.S. government obligations, 4.625% due 2/15/40; Market value — $55,487,991)	0.070%	7/1/13	54,400,000	54,400,000
Deutsche Bank Securities Inc. repurchase agreement dated 6/28/13; Proceeds at maturity — $54,400,680; (Fully collateralized by U.S. government agency obligations, 4.375% due 10/15/15; Market value — $55,487,987)	0.150%	7/1/13	54,400,000	54,400,000
Total Repurchase Agreements (Cost — $108,800,000)				108,800,000
Total Short-Term Investments (Cost — $152,052,458)				152,053,221
Total Investments — 103.3% (Cost — $572,261,512#)				564,164,753
Liabilities in Excess of Other Assets — (3.3)%				(18,061,213)
Total Net Assets — 100.0%				$546,103,540

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Total Return Unconstrained Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of June 30, 2013.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
IO	— Interest Only
MXN	— Mexican Peso
PO	— Principal Only
SEK	— Swedish Krona

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Dollar/Japanese Yen, Put	7/10/13	$96.00	14,440,000	$31,719
U.S. Treasury 30-Year Notes, Call	7/26/13	143.00	148	13,875
U.S. Treasury 30-Year Notes, Put	7/5/13	135.00	112	28,000
U.S. Treasury 30-Year Notes, Put	7/26/13	135.00	148	178,063
Total Written Options (Premiums received — $358,855)				$251,657

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $463,461,512)	$455,364,753
Repurchase agreements, at value (Cost — $108,800,000)	108,800,000
Foreign currency, at value (Cost — $2,169,551)	2,118,345
Cash	12,551,727
Receivable for securities sold	21,758,432
Interest receivable	3,086,058
Receivable for Fund shares sold	922,809
Deposits with brokers for swap contracts	800,000
Deposits with brokers for open futures contracts	450,105
Receivable from broker — variation margin on open futures contracts	195,912
Unrealized appreciation on forward foreign currency contracts	112,640
Foreign currency collateral for open futures contract, at value (Cost — $93,156)	106,789
Principal paydown receivable	9,793
Receivable for open swap contracts	23
Prepaid expenses	45,239
Other receivables	8,712
Total Assets	606,331,337

Liabilities:
Payable for securities purchased	57,441,069
Unrealized depreciation on forward foreign currency contracts	971,916
OTC swaps, at value (premiums received — $23,930)	656,206
Payable for Fund shares repurchased	401,991
Investment management fee payable	319,862
Written options, at value (premiums received — $358,855)	251,657
Service and/or distribution fees payable	28,230
Payable for open swap contracts	21,449
Distributions payable	19,827
Accrued expenses	115,590
Total Liabilities	60,227,797
Total Net Assets	$546,103,540

Net Assets:
Par value (Note 7)	$51,737
Paid-in capital in excess of par value	579,815,995
Undistributed net investment income	1,526,924
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(30,120,722)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(5,170,394)
Total Net Assets	$546,103,540

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	23

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class A	905,743
Class C	247,017
Class FI	11,504,819
Class R	982
Class I	17,755,636
Class IS	21,323,211

Net Asset Value:
Class A (and redemption price)	$10.56
Class C*	$10.56
Class FI (and redemption price)	$10.55
Class R (and redemption price)	$10.56
Class I (and redemption price)	$10.56
Class IS (and redemption price)	$10.55
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.03

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$7,062,158
Dividends	160,569
Less: Foreign taxes withheld	(65)
Total Investment Income	7,222,662

Expenses:
Investment management fee (Note 2)	1,849,337
Service and/or distribution fees (Notes 2 and 5)	155,680
Transfer agent fees (Note 5)	119,884
Registration fees	58,339
Fund accounting fees	37,879
Audit and tax	30,764
Legal fees	27,740
Shareholder reports	18,534
Custody fees	14,014
Directors’ fees	9,854
Insurance	3,875
Fees recaptured by investment manager (Note 2)	1,368
Miscellaneous expenses	4,787
Total Expenses	2,332,055
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(73,246)
Net Expenses	2,258,809
Net Investment Income	4,963,853

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,637,408)
Futures contracts	1,352,293
Written options	106,998
Swap contracts	(326,072)
Foreign currency transactions	2,131,383
Net Realized Gain	1,627,194
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(8,926,376)
Futures contracts	4,030,792
Written options	107,198
Swap contracts	(424,684)
Foreign currencies	(1,292,706)
Change in Net Unrealized Appreciation (Depreciation)	(6,505,776)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(4,878,582)
Increase in Net Assets from Operations	$85,271

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$4,963,853	$8,994,550
Net realized gain (loss)	1,627,194	(7,694,016)
Change in net unrealized appreciation (depreciation)	(6,505,776)	24,798,059
Increase in Net Assets From Operations	85,271	26,098,593

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,371,587)	(8,936,983)
Decrease in Net Assets From Distributions to Shareholders	(4,371,587)	(8,936,983)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	141,750,227	232,956,593
Reinvestment of distributions	4,187,411	8,315,678
Cost of shares repurchased	(81,845,917)	(76,567,216)
Increase in Net Assets From Fund Share Transactions	64,091,721	164,705,055
Increase in Net Assets	59,805,405	181,866,665

Net Assets:
Beginning of period	486,298,135	304,431,470
End of period*	$546,103,540	$486,298,135
* Includes undistributed net investment income of:	$1,526,924	$934,658

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.09	0.09
Net realized and unrealized gain (loss)	(0.09)	0.33
Total income from operations	0.00 [4]	0.42

Less distributions from:
Net investment income	(0.08)	(0.13)
Total distributions	(0.08)	(0.13)

Net asset value, end of period	$10.56	$10.64
Total return[5]	(0.01)%	4.12%

Net assets, end of period (000s)	$9,566	$2,546

Ratios to average net assets:
Gross expenses[6]	1.20%[7]	1.19%
Net expenses[6,8,9]	1.20 [7]	1.16 [10]
Net investment income[6]	1.74	1.38

Portfolio turnover rate[11]	25%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 66% for the six months ended June 30, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.05	0.06
Net realized and unrealized gain (loss)	(0.09)	0.31
Total income (loss) from operations	(0.04)	0.37

Less distributions from:
Net investment income	(0.04)	(0.08)
Total distributions	(0.04)	(0.08)

Net asset value, end of period	$10.56	$10.64
Total return[4]	(0.41)%	3.58%

Net assets, end of period (000s)	$2,608	$141

Ratios to average net assets:
Gross expenses[5]	1.97%[6]	2.10%
Net expenses[5,7,8]	1.97 [6]	1.91 [9]
Net investment income[5]	0.90	0.87

Portfolio turnover rate[10]	25%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 66% for the six months ended June 30, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2013[3]		2012	2011	2010	2009	2008[4]	2008[5]

Net asset value, beginning of period	$10.63		$10.13	$10.22	$9.79	$7.82	$9.82	$10.23

Income (loss) from operations:
Net investment income	0.10		0.20	0.28	0.36	0.43	0.35	0.47
Net realized and unrealized gain (loss)	(0.10)		0.53	(0.11)	0.41	2.05	(1.69)	(0.37)
Total income (loss) from operations	0.00	[6]	0.73	0.17	0.77	2.48	(1.34)	0.10

Less distributions from:
Net investment income	(0.08)		(0.23)	(0.26)	(0.30)	(0.51)	(0.42)	(0.46)
Net realized gains	—		—	—	—	—	(0.24)	(0.05)
Return of capital	—		—	—	(0.04)	—	—	—
Total distributions	(0.08)		(0.23)	(0.26)	(0.34)	(0.51)	(0.66)	(0.51)

Net asset value, end of period	$10.55		$10.63	$10.13	$10.22	$9.79	$7.82	$9.82
Total return[7]	0.03%		7.29%	1.69%	7.99%	32.55%	(14.31)%	1.03%

Net assets, end of period (000s)	$121,410		$112,307	$3,613	$2,024	$4,265	$813	$406

Ratios to average net assets:
Gross expenses	1.20%[8]		1.20%	1.37%	1.25%	1.42%	1.38%[8]	1.31%
Net expenses[9]	1.12	[8,10,11]	1.10 [10,11]	1.05 [10]	1.05 [10]	1.05 [10]	1.05 [8,10]	1.03 [12]
Net investment income	1.81	[8]	1.87	2.79	3.58	4.70	5.50 [8]	4.70

Portfolio turnover rate	25%[13]		85%[13]	142%[13]	131%	258%	230%[14]	387%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period April 1, 2008 through December 31, 2008.

[5]	For the year ended March 31.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses are not expected to exceed 1.15%. This arrangement is expected to continue until April 30, 2014, but may be terminated at any time by the manager. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 1.05%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[12]	The impact of compensating balance arrangements was 0.01%.

[13]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 66% for the six months ended June 30, 2013 and 132% and 162% for the years ended December 31, 2012 and 2011, respectively.

[14]	Not annualized.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.08	0.11
Net realized and unrealized gain (loss)	(0.10)	0.29
Total income (loss) from operations	(0.02)	0.40

Less distributions from:
Net investment income	(0.06)	(0.11)
Total distributions	(0.06)	(0.11)

Net asset value, end of period	$10.56	$10.64
Total return[4]	(0.16)%	3.91%

Net assets, end of period (000s)	$10	$10

Ratios to average net assets:
Gross expenses[5]	1.53%	1.58%
Net expenses[5,6,7,8]	1.50	1.50
Net investment income[5]	1.43	1.60

Portfolio turnover rate[9]	25%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 66% for the six months ended June 30, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2013[3]	2012	2011	2010	2009	2008[4]	2008[5]

Net asset value, beginning of period	$10.64	$10.14	$10.22	$9.80	$7.81	$9.82	$10.23

Income (loss) from operations:
Net investment income	0.11	0.26	0.31	0.38	0.46	0.38	0.49
Net realized and unrealized gain (loss)	(0.09)	0.50	(0.10)	0.41	2.03	(1.71)	(0.36)
Total income (loss) from operations	0.02	0.76	0.21	0.79	2.49	(1.33)	0.13

Less distributions from:
Net investment income	(0.10)	(0.26)	(0.29)	(0.33)	(0.50)	(0.44)	(0.49)
Net realized gains	—	—	—	—	—	(0.24)	(0.05)
Return of capital	—	—	—	(0.04)	—	—	—
Total distributions	(0.10)	(0.26)	(0.29)	(0.37)	(0.50)	(0.68)	(0.54)

Net asset value, end of period	$10.56	$10.64	$10.14	$10.22	$9.80	$7.81	$9.82
Total return[6]	0.15%	7.53%	2.04%	8.14%	32.89%	(14.20)%	1.31%

Net assets, end of period (000s)	$187,546	$163,240	$110,681	$81,809	$99,271	$152,349	$560,219

Ratios to average net assets:
Gross expenses	0.89%[7]	0.90%	0.85%[8]	0.85%	0.85%	0.83%[7]	0.84%
Net expenses	0.87 [7,9,10,11]	0.84 [9,10,11]	0.80 [8,9,11]	0.80 [9,11]	0.80 [9]	0.80 [7,9]	0.83 [12]
Net investment income	2.06 [7]	2.46	3.07	3.78	5.20	5.50 [7]	4.90

Portfolio turnover rate	25%[13]	85%[13]	142%[13]	131%	258%	230%[14]	387%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period April 1, 2008 through December 31, 2008.

[5]	For the year ended March 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses are not expected to exceed 0.90%. This arrangement is expected to continue until April 30, 2014, but may be terminated at any time by the manager. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of expenses to average net assets of Class I shares did not exceed 0.80%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact of compensating balance arrangements was 0.01%.

[13]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 66% for the six months ended June 30, 2013 and 132% and 162% for the years ended December 31, 2012 and 2011, respectively.

[14]	Not annualized.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2013[3]	2012	2011	2010	2009	2008[4]

Net asset value, beginning of period	$10.63	$10.13	$10.21	$9.79	$7.82	$9.15

Income (loss) from operations:
Net investment income	0.11	0.26	0.32	0.38	0.46	0.20
Net realized and unrealized gain (loss)	(0.09)	0.50	(0.11)	0.41	2.03	(1.26)
Total income (loss) from operations	0.02	0.76	0.21	0.79	2.49	(1.06)

Less distributions from:
Net investment income	(0.10)	(0.26)	(0.29)	(0.33)	(0.52)	(0.27)
Return of capital	—	—	—	(0.04)	—	—
Total distributions	(0.10)	(0.26)	(0.29)	(0.37)	(0.52)	(0.27)

Net asset value, end of period	$10.55	$10.63	$10.13	$10.21	$9.79	$7.82
Total return[5]	0.17%	7.55%	2.03%	8.15%	32.81%	(11.69)%

Net assets, end of period (000s)	$224,964	$208,054	$190,137	$216,348	$187,156	$161,094

Ratios to average net assets:
Gross expenses	0.84%[6,7]	0.85%	0.83%[6]	0.84%	0.84%	0.85%[7]
Net expenses[8,9]	0.83 [6,7,10]	0.82 [10]	0.80 [6]	0.80	0.80	0.80 [7]
Net investment income	2.10 [7]	2.50	3.11	3.79	5.20	5.80 [7]

Portfolio turnover rate	25%[11]	85%[11]	142%[11]	131%	258%	230%[12]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses are not expected to exceed 0.85%. This arrangement is expected to continue until April 30, 2014, but may be terminated at any time by the manager. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of expenses to average net assets of Class IS shares did not exceed 0.80%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 66% for the six months ended June 30, 2013 and 132% and 162% for the years ended December 31, 2012 and 2011, respectively.

[12]	Not annualized.

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

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Notes to financial statements (unaudited) (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$165,225,402	$7,350	$165,232,752
Asset-backed securities	—	24,194,283	1,323,905	25,518,188
Collateralized mortgage obligations	—	34,630,457	—	34,630,457
Collateralized senior loans	—	28,180,086	—	28,180,086
Convertible bonds	—	30,793	—	30,793
Mortgage-backed securities	—	40,248,141	—	40,248,141
Municipal bonds	—	5,344,503	—	5,344,503
Non-U.S. Treasury inflation protected securities	—	1,515,722	—	1,515,722
Sovereign bonds	—	7,380,634	—	7,380,634
U.S. government & agency obligations	—	97,456,551	—	97,456,551
U.S. Treasury inflation protected securities	—	1,961,277	—	1,961,277
Common stocks	$253,643	—	—	253,643
Preferred stocks	4,118,479	—	—	4,118,479
Purchased options	82,250	131,699	—	213,949
Warrants	—	26,357	—	26,357
Total long-term investments	$4,454,372	$406,325,905	$1,331,255	$412,111,532
Short-term investments†	—	152,053,221	—	152,053,221
Total investments	$4,454,372	$558,379,126	$1,331,255	$564,164,753
Other financial instruments:
Futures contracts	$4,424,923	—	—	$4,424,923
Forward foreign currency contracts	—	$112,640	—	112,640
Total other financial instruments	$4,424,923	$112,640	—	$4,537,563
Total	$8,879,295	$558,491,766	$1,331,255	$568,702,316

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$219,938	$31,719	—	$251,657
Futures contracts	61,453	—	—	61,453
Forward foreign currency contracts	—	971,916	—	971,916
Interest rate swaps	—	5,390	—	5,390
Credit default swaps on corporate issues — buy protection	—	32,727	—	32,727
Credit default swaps on credit indices — buy protection‡	—	618,089	—	618,089
Total	$281,391	$1,659,841	—	$1,941,232

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

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Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

36	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are

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Notes to financial statements (unaudited) (cont’d)

made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

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Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

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Notes to financial statements (unaudited) (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

40	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be

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Notes to financial statements (unaudited) (cont’d)

restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(m) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

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The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund held written options, forward foreign currency contracts, credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $1,879,779. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $800,000, which could be used to reduce the required payment.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

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Notes to financial statements (unaudited) (cont’d)

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed

44	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

1.25%, 2.00% 1.20%, 1.50%, 0.95% and 0.85% for Class A, Class C, Class FI, Class R, Class I and Class IS shares, respectively. These arrangements cannot be terminated prior to December 31, 2014, without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses did not exceed 1.05%, 0.80% and 0.80% for Class FI, Class I and Class IS shares, respectively.

As a result of voluntary expense limitation arrangements, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.15%, 0.90% and 0.85%, respectively. These arrangements are expected to continue until April 30, 2014, but may be terminated at any time by the investment manager.

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $73,246.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect.

Pursuant to this arrangement, at June 30, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2013	—	—	$10,779	—	$53,222	$70,117
Expires December 31, 2014	—	—	48,152	$5	74,034	61,303
Expires December 31, 2015	—	—	44,918	2	22,038	6,288
Fees waived/expense reimbursements subject to recapture	—	—	$103,849	$7	$149,294	$137,708

For the six months ended June 30, 2013, LMPFA recaptured $79, $46 and $1,243 for Class A, Class C and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sale and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with cur-

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

rent holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2013, LMIS and its affiliates retained sales charges of $357 on sales the Fund’s Class A shares. In addition, for the six months ended June 30, 2013, CDSCs paid to LMIS and its affiliates were $60 for Class C shares.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

As of June 30, 2013, Legg Mason and its affiliates owned 29% of the Fund.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$104,796,946	$234,880,688
Sales	51,761,762	204,609,930

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,577,452
Gross unrealized depreciation	(18,674,211)
Net unrealized depreciation	$(8,096,759)

At June 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	221	3/15	$54,663,668	$54,794,187	$130,519
U.S. Treasury Ultra Long-Term Bonds	53	9/13	7,261,172	7,199,719	(61,453)
					69,066
Contracts to Sell:
German Euro Bund	48	9/13	8,964,409	8,842,053	122,356
U.S. Treasury 2-Year Notes	38	9/13	8,366,955	8,360,000	6,955
U.S. Treasury 5-Year Notes	174	9/13	21,327,208	21,062,156	265,052
U.S. Treasury 10-Year Notes	1,004	9/13	130,901,143	127,068,750	3,832,393
U.S. Treasury Ultra Long-Term Bonds	12	9/13	1,835,398	1,767,750	67,648
					4,294,404
Net unrealized gain on open futures contracts					$4,363,470

46	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

During the six months ended June 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	14,440,941	$530,007
Options closed	(316)	(118,826)
Options exercised	(60)	(15,992)
Options expired	(157)	(36,334)
Written options, outstanding as of June 30, 2013	14,440,408	$358,855

At June 30, 2013, the Fund held TBA securities with a total cost of $34,885,907.

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Philippine Peso	Citibank, N.A.	200,000,000	$4,627,512	8/2/13	$(236,538)
Mexican Peso	Morgan Stanley & Co. Inc.	102,939,122	7,910,605	8/16/13	(588,401)
Singapore Dollar	Citibank, N.A.	5,940,000	4,686,785	8/16/13	(146,000)
					(970,939)
Contracts to Sell:
Euro	Morgan Stanley & Co. Inc.	2,500,000	3,254,457	7/25/13	12,518
Euro	Citibank, N.A.	4,501,609	5,860,693	8/16/13	50,910
Euro	Morgan Stanley & Co. Inc.	1,826,000	2,377,289	8/16/13	21,089
Euro	UBS AG	600,000	781,146	8/16/13	4,043
Japanese Yen	Citibank, N.A.	662,277,200	6,678,825	8/16/13	24,080
Japanese Yen	Credit Suisse	165,039,620	1,664,365	8/16/13	(977)
					111,663
Net unrealized loss on open forward foreign currency contracts					$(859,276)

At June 30, 2013, the Fund held the following open OTC swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse	$50,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	$(5,080)
Credit Suisse	50,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(310)
Total	$100,000				—	$(5,390)

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At June 30, 2013[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	$50,000	9/20/15	0.21%	0.900% quarterly	$(775)	—	$(775)
Credit Suisse (Masco Corp., 6.125%, due 10/3/16)	50,000	9/20/13	0.34%	0.750% quarterly	(47)	—	(47)
Goldman Sachs Group Inc. (Citigroup Inc., 6.125%, due 5/15/18)	1,000,000	3/20/14	0.35%	4.700% quarterly	(31,905)	—	(31,905)
Total	$1,100,000				$(32,727)	—	$(32,727)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (MARKIT CDX.NA.HY.18 Index)	$5,544,000	6/20/17	5.000% quarterly	$(286,058)	$99,225	$(385,283)
Goldman Sachs Group Inc. (MARKIT CDX.NA.HY.18 Index)	6,435,000	6/20/17	5.000% quarterly	(332,031)	(123,155)	(208,876)
Total	$11,979,000			$(618,089)	$(23,930)	$(594,159)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

48	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$82,250	$131,699	—	$213,949
Futures contracts[3]	4,424,923	—	—	4,424,923
Forward foreign currency contracts	—	112,640	—	112,640
Total	$4,507,173	$244,339	—	$4,751,512

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	$219,938	$31,719	—	$251,657
Futures contracts[3]	61,453	—	—	61,453
OTC swap contracts[4]	5,390	—	$650,816	656,206
Forward foreign currency contracts	—	971,916	—	971,916
Total	$286,781	$1,003,635	$650,816	$1,941,232

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[1]	$(388,941)	—	—	$(388,941)
Written options	106,998	—	—	106,998
Futures contracts	1,352,293	—	—	1,352,293
Swap contracts	(2,378)	—	$(323,694)	(326,072)
Forward foreign currency contracts	—	$2,146,133	—	2,146,133
Total	$1,067,972	$2,146,133	$(323,694)	$2,890,411

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[1]	$28,122	$(158,708)	—	$(130,586)
Written options	(22,811)	130,009	—	107,198
Futures contracts	4,030,792	—	—	4,030,792
Swap contracts	2,434	—	$(427,118)	(424,684)
Forward foreign currency contracts	—	(1,215,665)	—	(1,215,665)
Total	$4,038,537	$(1,244,364)	$(427,118)	$2,367,055

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$197,821
Written options	75,577
Futures contracts (to buy)	31,648,074
Futures contracts (to sell)	154,951,256
Forward foreign currency contracts (to buy)	16,931,183
Forward foreign currency contracts (to sell)	22,619,399

Average Notional Balance
Interest rate swap contracts	$100,000
Credit default swap contracts (to buy protection)	13,341,034
Credit default swap contracts (to sell protection)†	107,571

†	At June 30, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$213,949	—	$213,949
Futures contracts[3]	195,912	—	195,912
Forward foreign currency contracts	112,640	—	112,640
Total	$522,501	—	$522,501

50	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$251,657	—	$251,657
Futures contracts[3]	—	—	—
OTC swap contracts	656,206	$(656,206)	—
Forward foreign currency contracts	971,916	—	971,916
Total	$1,879,779	$(656,206)	$1,223,573

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’ average daily net assets, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI Shares.

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$6,618	$2,765
Class C	5,562	858
Class FI	143,475	64,243
Class R	25	13
Class I	—	48,731
Class IS	—	3,274
Total	$155,680	$119,884

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class FI	$44,918
Class R	2
Class I	22,038
Class IS	6,288
Total	$73,246

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$39,809	$5,372	†
Class C	3,747	294	†
Class FI	904,401	988,270
Class R	62	110	†
Class I	1,451,562	2,968,032
Class IS	1,972,006	4,974,905
Total	$4,371,587	$8,936,983

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

7. Capital shares

At June 30, 2013, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	767,970	$8,223,481	240,690	†	$2,558,203	†
Shares issued on reinvestment	2,948	31,459	274	†	2,921	†
Shares repurchased	(104,422)	(1,118,951)	(1,717)	†	(18,271)	†
Net increase	666,496	$7,135,989	239,247	†	$2,542,853	†

Class C
Shares sold	239,876	$2,561,439	13,266	†	$140,666	†
Shares issued on reinvestment	342	3,652	28	†	294	†
Shares repurchased	(6,495)	(68,643)	—		—
Net increase	233,723	$2,496,448	13,294	†	$140,960	†

52	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class FI
Shares sold	2,557,759	$27,310,023	11,015,186		$115,219,389
Shares issued on reinvestment	84,679	904,264	93,460		987,727
Shares repurchased	(1,699,873)	(18,147,928)	(902,889)		(9,529,043)
Net increase	942,565	$10,066,359	10,205,757		$106,678,073

Class R
Shares sold	—	—	966	†	$10,000	†
Shares issued on reinvestment	5	$62	11	†	110	†
Net increase	5	$62	977	†	$10,110	†

Class I
Shares sold	7,258,178	$77,456,317	7,466,323		$78,651,918
Shares issued on reinvestment	120,729	1,290,046	226,307		2,366,042
Shares repurchased	(4,962,522)	(53,108,542)	(3,266,895)		(33,989,453)
Net increase	2,416,385	$25,637,821	4,425,735		$47,028,507

Class IS
Shares sold	2,448,125	$26,198,967	3,491,433		$36,376,417
Shares issued on reinvestment	183,411	1,957,928	475,460		4,958,584
Shares repurchased	(880,148)	(9,401,853)	(3,164,299)		(33,030,449)
Net increase	1,751,388	$18,755,042	802,594		$8,304,552

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

8. Capital loss carryforwards

As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$(13,529,554)	*
12/31/16	(1,073,088)
12/31/17	(13,463,088)
12/31/18	(2,910,316)
	$(30,976,046)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”)

Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

54	Western Asset Total Return Unconstrained Fund 2013 Semi-Annual Report

Western Asset

Total Return Unconstrained Fund

Directors

William E. B. Siart, Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013, Mr. Abeles became a Director.

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012827 8/13 SR13-2009

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date: August 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Funds, Inc.

Date: August 23, 2013